THIRD AMENDMENT TO
DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND
DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN

THIS THIRD AMENDMENT TO DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN (this “Third Amendment”) is made and adopted by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), effective as of August 10, 2016 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan (as amended, the “Plan”);

WHEREAS, pursuant to Section 13.1 of the Plan, the Plan may be amended or modified from time to time by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date.

AMENDMENT

1.    Section 9.8(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)     Pro-Rata Grants. During the term of the Plan, commencing as of the effective date of the Third Amendment to the Plan: (i) each person who first becomes a Non-Employee Director of the Company on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming a Non-Employee Director of the Company, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $145,000 by (y) the Fair Market Value of a Share on such date, multiplied by (B) the quotient obtained by dividing (x) twelve (12) minus the number of whole months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) twelve (12) (the “Non-Employee Director Pro-Rata Grant”); and (ii) in addition to the Non-Employee Director Pro-Rata Grant (if applicable), each person who first becomes the Chairman of the Board (the “Chairman”) on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming the Chairman, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on such date, multiplied by (B) the quotient obtained by dividing (x) twelve (12) minus the number of whole months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) twelve (12) (the “Chairman Pro-Rata Grant” and, together with the Non-Employee Director Pro-Rata Grant, the “Pro-Rata Grants”).”

2.    Section 9.8(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b)     Annual Grants. During the term of the Plan, commencing as of the first annual meeting of stockholders of the Company to occur after the Company’s 2016 annual meeting: (i) each person who first becomes a Non-Employee Director of the Company at an annual meeting of stockholders of the Company and each person who otherwise continues to be a Non-Employee Director of the Company immediately following such annual meeting shall, on the date of such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $145,000 by (y) the Fair Market Value of a Share on the date of such annual meeting (the “Non-Employee Director Annual Grant”); and (ii) in addition to the Non-Employee Director Annual Grant, each person who first becomes the Chairman at an annual meeting of stockholders of the Company or such person who otherwise continues to be the Chairman immediately following such annual meeting, as applicable, shall, on the date of such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on the date of such annual meeting (the “Chairman Annual Grant” and, together with the Non-Employee Director Annual Grant, the “Annual Grants”). A Director who is also an Employee who subsequently incurs a termination of employment and remains on the Board will not receive a Pro-Rata Grant, but, to the extent such Director is otherwise eligible, will receive Annual Grants after such termination of his status as an Employee.”

3.    This Third Amendment shall be and is hereby incorporated in and forms a part of the Plan.
4.    Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
[Signature Page Follows]
I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on August 10, 2016.

Executed on this 10 day of August, 2016.

/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

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